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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K
                            -------------------------

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                 APRIL 28, 2005


                             ENCORE WIRE CORPORATION
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)


           DELAWARE                       0-20278               75-2274963
-------------------------------          -----------         -------------------
(State or other jurisdiction of          Commission          (I.R.S. Employer
 incorporation or organization)          File Number         Identification No.)



      1410 MILLWOOD ROAD
        MCKINNEY, TEXAS                                           75069
---------------------------------------                         ----------
(Address of principal executive offices)                        (Zip Code)


       Registrant's telephone number, including area code: (972) 562-9473


              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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SECTION 2--FINANCIAL INFORMATION

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On April 28, 2005, Encore Wire Corporation, a Delaware corporation (the "Company"), issued an earnings release describing selected financial results of the Company for the first quarter of 2005. A copy of the Company's earnings release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         Limitation on Incorporation by Reference:

         In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 2.02 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

SECTION 7--REGULATION FD

ITEM 7.01. REGULATION FD DISCLOSURE.

         On April 28, 2005, the Company issued an earnings release describing selected financial results of the Company for the first quarter of 2005. A copy of the Company's earnings release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

         Limitation on Incorporation by Reference:

         In accordance with general instruction B.2 of Form 8-K, the information in this report, including exhibits, is furnished pursuant to Item 7.01 and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section.

SECTION 9--FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.


         99.1 April 28, 2005 Earnings Release by Encore Wire Corporation regarding first quarter 2005 results.


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SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             ENCORE WIRE CORPORATION


Date: April 28, 2005         By: /s/ FRANK J. BILBAN
                                 -----------------------------------------------
                                      Frank J. Bilban, Vice President - Finance,
                                      Chief Financial Officer, Treasurer and
                                      Secretary


                                       3
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                                INDEX TO EXHIBITS


Item        Exhibit
----        --------------------------------------------------------------------

99.1 April 28, 2005 Earnings Release by Encore Wire Corporation regarding first quarter 2005 results.


                                       4